Exhibit 99.2

 Deep Insights,Impactful Medicines

 Disclaimers

 Patients with Type 2 and 3 SMA Continue to Experience Major Functional Deficits Despite Improvement from SMN Therapy*

 Non-Ambulatory Type 2/3 SMA: Majority of Patients Started on SMN Rx After Age 5 Do Not Experience Motor Function Increases*

 Safety Results from TOPAZ 12-Month Top-Line Analysis Support Evaluation of Apitegromab in Phase 3 Trial

 SAPPHIRE Phase 3 Design Optimized by Insights from TOPAZ

 SAPPHIRE Phase 3 Design Optimized by Insights from TOPAZ

 TOPAZ Age 2-12 Exploratory Analysis(Non-Ambulatory Type 2/3 SMA)

 TOPAZ Age 2-12 Analysis* in Pooled Non-Ambulatory Cohorts Transformative Potential as Add-on for Apitegromab

 SAPPHIRE (Phase 3) Trial Overview

 Significant Interest in Potential Role of TGFβ Inhibition in Immuno-Oncology

 Emerging Evidence Implicates TGFβ1 as Driving Primary Resistance to Checkpoint Inhibitors

 SRK-181: Unique TGFβ1-Selective Approach to Overcoming Checkpoint Inhibitor Resistance

 TGFβ1 Blockade with SRK-181-mIgG1 Rendered Preclinical Tumor Models Susceptible to Anti-PD1 Therapy

 TGFβ1 Isoform Specificity of SRK-181 Improved Preclinical Toxicity Profile

 SRK-181 Therapeutic Hypothesis: Potential Advantages of Latent TGFβ1 Inhibitor

 DRAGON Phase 1 POC Trial to Evaluate SRK-181’s Ability to Overcome Primary Resistance to Checkpoint Inhibitors

 DRAGON Part A: Dose Escalation Update and Safety Data

 DRAGON Part A: Preliminary Pharmacokinetics (PK) Summary of SRK-181

 DRAGON Part A: Preliminary Anti-Tumor Effects*

 DRAGON Has Advanced to Part B to Test Proof of Concept for SRK-181 in Overcoming Anti-PD-(L)1 Resistance

 Appendix

 Apitegromab: Pairing the latent form with important translational insights

 Apitegromab: Muscle-Directed Therapy Aimed at Complementing SMN Upregulators

 Apitegromab Phase 2 Trial Design

 Baseline CharacteristicsNusinersen-treated patients well into chronic maintenance phase

 Non-Ambulatory Type 2 Cohort: Initiated nusinersen age <5

 Non-Ambulatory Type 2/3 Cohort: Initiated nusinersen age ≥5

 Majority of Ambulatory Patients Maintained or Improved in RHS Score from Baseline

 Pharmacokinetic and Pharmacodynamic Data are Supportive of Clinically Observed Effects

 Increases in HFMSE Not Correlated with Duration of Prior Nusinersen Treatment

 WHO Motor Development Milestone Achievements Further Support Apitegromab’s Potential to Improve Motor Function

 Inhibition of TGFβ1: Multipronged Approach for Immuno-Oncology

 TGFβ1 Blockade with SRK-181-mIgG1 Rendered Preclinical Tumor Models Susceptible to Anti-PD1 Therapy

Deep Insights, Impactful Medicines

December 1-2, 2021

ScholarRock

Disclaimers

Various statements in this presentation concerning the future expectations, plans and prospects of Scholar Rock, Inc. ("Scholar Rock"), including without limitation, Scholar Rock's expectations regarding its strategy, its product candidate selection and development timing, including timing for the initiation of and reporting results from its clinical trials for apitegromab, SRK-181, and other product candidates and indication selection and development timing, its cash runway, the ability of any product candidate to perform in humans in a manner consistent with earlier nonclinical, preclinical or clinical trial data, and the potential of its product candidates and proprietary platform. The use of words such as "may," "might," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "project," "intend," "future," "potential," or "continue," and other similar expressions are intended to identify such forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. All such forward-looking statements are based on management's current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include preclinical and clinical data, including the results from the Phase 2 trial of apitegromab or Part A of the Phase 1 trial of SRK-181, are not predictive of, are inconsistent with, or more favorable than, data generated from future clinical trials of the same product candidate, including the planned Phase 3 trial of apitegromab in SMA and Part B of the Phase 1 trial of SRK-181, respectively, Scholar Rock's ability to provide the financial support, resources and expertise necessary to identify and develop product candidates on the expected timeline, the data generated from Scholar Rock's nonclinical and preclinical studies and clinical trials, information provided or decisions made by regulatory authorities, competition from third parties that are developing products for similar uses, Scholar Rock's ability to obtain, maintain and protect its intellectual property, the success of Scholar Rock's current and potential future collaborations, including its collaboration with Gilead, Scholar Rock's dependence on third parties for development and manufacture of product candidates including to supply any clinical trials, Scholar Rock's ability to manage expenses and to obtain additional funding when needed to support its business activities and establish and maintain strategic business alliances and new business initiatives, and the impacts of public health pandemics such as COVID-19 on business operations and expectations, as well as those risks more fully discussed in the section entitled "Risk Factors" in Scholar Rock's Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, as well as discussions of potential risks, uncertainties, and other important factors in Scholar Rock's subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent Scholar Rock's views only as of today and should not be relied upon as representing its views as of any subsequent date. All information in this press release is as of the date of the release, and Scholar Rock undertakes no duty to update this information unless required by law.

ScholarRock

2021 Momentum to Carry into 2022 Across Portfolio

2021 Q4	2022 Q1	Q2	Q3	Q4

Apitegromab Spinal Muscular Atrophy (SMA)
- SAPPHIRE Phase 3 Trial
- TOPAZ extension (*55 of the 57 patients who completed TOPAZ 12-month period continue to participate in the extension*)
- *Continued Studies to Explore Opportunities to Serve Broader SMA Population (e.g., Type 1 and ambulatory SMA)*

Apitegromab Other Indications
- *Multiple opportunities for additional myostatin-related indications beyond SMA and muscular dystrophies*

SRK-181 Immuno-Oncology and Oncology
- DRAGON Part A: dose escalation and continued follow-up
- SITC Poster
- DRAGON Part B: parallel POC evaluations in multiple tumor types
  - Melanoma
  - NSCLC
  - Urothelial Carcinoma
  - Other Solid Tumor Types

Latent TGFβ1 Immune Cell Immuno-Oncology and Oncology
- *Multiple additional opportunities: 1) SRK-181 in oncology; 2) latent TGFβ1 immune cell in IO; 3) latent TGFβ1 immune cell in oncology*

Gilead Fibrosis collaboration
- Gilead fibrosis-focused TGFβ collaboration

Preclinical/ Platform
- Continue to discover and advance preclinical programs

Bringing a Revolutionary Approach to Highly Sought-After Growth Factors Implicated in Devastating Diseases

Scholar Rock's Target

Growth Factor Precursor (Latent Form)



Scholar Rock's R&D Platform

Transform Medical Practice

- Pursue important targets with well-validated biology but are difficult to drug
- Apply revolutionary approach to tough targets
  - Leverage deep insights into structure and function
  - Engineer antibodies to deliver differentiated therapeutic profiles (i.e. exquisite selectivity)

TOPAZ demonstrated the therapeutic potential of inhibiting the latent forms of growth factors

Apitegromab Positioned to be Next Potential Transformative Therapy for Patients with SMA

TOPAZ

ScholarRock

Spinal Muscular Atrophy Overview

Global disease with 30,000-35,000 affected in U.S. and Europe alone

- Significant, progressive motor function impairment; many lose ambulation
- Severe, progressive disabilities and unable to walk independently
- Infantile onset; unable to sit up independently


Type 3
35%
Type 2
51%
Type 1
14%

TOPAZ* 12-month results showed transformative potential in non-ambulatory Type 2 and 3 patients

Represents ~2/3 of overall patient population

Motor neuron impairment and loss due to SMN genetic deficiency, leading to muscle atrophy and weakness

**TOPAZ Phase 2 trial evaluated patients with Type 2 and 3 SMA (did not include Type 1)*
Lallyet al, OrphanetJournal of Rare Diseases, 2017

Potential to Pioneer a New Treatment Era: Opportunity for Muscle-Directed Therapy to Complement SMN Upregulators

	SPINRAZA (nusinersen)	Evrysdi risdiplam	zolgensma (onasemnogene abeparvovec-xioi)
Phase 3 Trial Design	• Non-ambulatory Type 2/3 • 2-12 years of age • **Primary endpoint:** Mean change from baseline in HFMSE at 15 months	• Non-ambulatory Type 2/3 • 2-25 years of age • **Primary endpoint:** Mean change from baseline in MFM-32 at 12 months	• Infantile-onset Type 1 • <6 months of age • **Primary endpoints:** Ability to sit independently and event-free survival
Indication	• Type 1, 2, and 3 SMA in pediatric and adult patients	• Type 1, 2, 3 SMA in patients 2 months of age and older	• SMA in patients less than 2 years of age
Market Penetration	• >11,000* patients treated WW • $2+ billion in revenues (LTM)	• ~4,000** patients treated WW • ~CHF243 million in revenues (1H21)	• ~1,200*** patients treated WW • ~$1.2 billion in revenues (LTM)

Patients continue to experience major functional impairments despite utilization of SMN upregulators

*As of Biogen 2Q21 financial update on 7/22/21: includes patients treated worldwide in post-marketing setting, expanded access program, and clinical trials.
**As of Roche 1H21 financial update on 7/22/21: includes patients treated worldwide between clinical trials, commercial, and compassionate use program.
***As of Novartis 2Q21 financial update on 7/21/21: commercially, via managed access programs and in clinical trials
HFMSE = Hammersmith Functional Motor Scale Expanded; MFM-32 = Motor Function Measure – 32 items

Patients with Type 2 and 3 SMA Continue to Experience Major Functional Deficits Despite Improvement from SMN Therapy*

Plateauing of HFMSE gains apparent following initial treatment effects for nusinersen…



Initial treatment
CHERISH
Chronic maintenance phase
SHINE
Unmet Need for Motor Function Gains
Mean (+ SE) Change in HFMSE Total Score From Baseline
8
7
6
5
4
3
2
1
0
-1
-2
-3
-4
+3.9-points
<1-point increase in HFMSE after ~ first year of treatment
+4.6-points
1
92
169
253
350
450
690
930
1170
1410
1650
Analysis Visit, days

Significant motor function deficits still present…



HFMSE Score at Month 15
80
60
40
20
0
Total Possible HFMSE Score of 66
Motor function impairment
3.9-point HFMSE increase from baseline
(4.9 point increase relative to sham ctrl)

Mean improvement in HFMSE experienced in nusinersen Phase 3 CHERISH trial

"Longer-term treatment with nusinersen: results in later-onset spinal muscular atrophy from the SHINE study" P.257, World Muscle Society Congress 2020
This third-party information is provided for background only and is not intended to convey or imply a comparison to the TOPAZ clinical trial results.

Non-Ambulatory Type 2/3 SMA:
Majority of Patients Started on SMN Rx After Age 5 Do Not Experience Motor Function Increases*

Nusinersen CHERISH Trial in Later-Onset SMA†



Nusinersen (N=66)
Control (N=34)
Change from Baseline to Months 15 in HFMSE Score
15
10
5
0
-5
-10
-15
2
4
6
8
Age (yr)

In patients with later-onset SMA who were age ≥5 at screening…

- Primary benefit of nusinersen - stabilization of motor function
- Majority of patients do not experience HFMSE increases

Risdiplam SUNFISH Trial in Later-Onset SMA††



Risdiplam
Placebo
% of patients with ≥3 change in MFM32 total at Month 12
100
80
60
40
20
0
2-5 years
6-11 years
12-17 years
18-25 years
Change in MFM32 total score

- Low percentage of patients over the age of 5 achieved ≥3-point increase on MFM32 scale, even with risdiplam treatment
- HFMSE secondary endpoint showed a mean 0.58-point improvement over placebo (not statistically significant)

† *Source:* Mercuri E, et.al. Nusinersen versus sham control in later-onset spinal muscular atrophy. *N Engl J Med.* 2018;378:625-635.
†† Efficacy and safety of risdiplam (RG7916) in patients with Type 2 or non-ambulant Type 3 spinal muscular atrophy (SMA) Roche/PTC Therapeutics
*This third-party information is provided for background only and is not intended to convey or imply a comparison to the TOPAZ clinical trial results

TOPAZ Top-Line Data Showed Apitegromab's Transformative Potential in Patients with Type 2/3 SMA

✓ **Majority of non-ambulatory patients* experienced HFMSE increases from apitegromab as add-on during chronic maintenance phase of SMN therapy**



HFMSE change from baseline
20
15
10
5
0
-5
-10

✓ **Apitegromab led to HFMSE improvements in both non-ambulatory cohorts (including patients started on nusinersen at age ≥ 5)**

At 12 months	Mean HFMSE increase	≥1-point increase	≥3-point increase
Initiated background nusinersen age <5**	+7.1 points	88% (7/8) of patients	63% (5/8) of patients
Initiated background nusinersen age ≥5	+0.6 points	64% (9/14) of patients	29% (4/14) of patients

Pooled cohorts of non-ambulatory patients treated with apitegromab 20 mg/kg and 2 mg/kg
***Non-ambulatory patients who initiated background nusinersen at a young age of <5 years and treated with apitegromab 20 mg/kg dose*

ScholarRock

Safety Results from TOPAZ 12-Month Top-Line Analysis Support Evaluation of Apitegromab in Phase 3 Trial

Treatment-emergent adverse events (TEAEs)	Apitegromab 2 mg/kg (n=10)	Apitegromab 20 mg/kg (n=48)	Total (n=58)
Any TEAE	9 (90.0%)	44 (91.7%)	53 (91.4%)
Any Serious TEAE	1 (10.0%)	4 (8.3%)	5 (8.6%)
Any TEAE leading to study drug discontinuation	0 (0.0%)	1 (2.1%)	1 (1.7%)
Any Grade 3 (severe) or higher TEAE	0 (0.0%)	3 (6.2%)	3 (5.2%)

- **Five most frequently reported TEAEs*:** Headache (24%), pyrexia (22%), upper respiratory tract infection (22%), cough (22%), and nasopharyngitis (21%).
- SAEs, Grade 3 AEs and AE leading to early study discontinuation were all assessed by investigators as unrelated to study drug
- **Anti-drug antibodies (ADA)** were present at low titers following apitegromab treatment in 3 out of 58 enrolled patients. No apparent impact on drug exposure was observed and was not associated with any hypersensitivity reactions.

Incidence and severity of AEs were consistent with the underlying patient population and background therapy

Treatment-emergent adverse events (TEAEs) are defined as AEs that start after the first dose of study drug or start prior to the administration of study drug and worsen in severity/grade or relationship to investigational medication after the administration of study drug.
**TEAE rates are across all patients in TOPAZ trial*
Data on file. Scholar Rock, Inc. Cambridge, MA

SAPPHIRE Phase 3 Design Optimized by Insights from TOPAZ

TOPAZ Learnings	SAPPHIRE Design Elements
Largest HFMSE gains observed in the non-ambulatory Type 2/3 SMA cohorts	• Study population: Non-ambulatory Type 2/3 SMA • Primary efficacy endpoint: HFMSE
Exploratory age 2-12 analysis in non-ambulatory Type 2/3 showed transformative potential	• Age 2-12 will be main efficacy population
HFMSE gains evident by 12 months of treatment	• 12 month treatment duration
Dose response seen (greater effect observed with 20 mg/kg over 2 mg/kg)	• 20 mg/kg apitegromab dose • To explore potential that dose between 2 and 20 mg/kg may be comparable to 20 mg/kg, will also evaluate 10 mg/kg arm

SAPPHIRE Phase 3 Design Optimized by Insights from TOPAZ

TOPAZ Learnings	SAPPHIRE Design Elements
Largest HFMSE gains observed in the non-ambulatory Type 2/3 SMA cohorts	• Study population: Non-ambulatory Type 2/3 SMA • Primary efficacy endpoint: HFMSE
Exploratory age 2-12 analysis in non-ambulatory Type 2/3 showed transformative potential	• Age 2-12 will be main efficacy population
HFMSE gains evident by 12 months of treatment	• 12 month treatment duration
Dose response seen (greater effect observed with 20 mg/kg over 2 mg/kg)	• 20 mg/kg apitegromab dose • To explore potential that dose between 2 and 20 mg/kg may be comparable to 20 mg/kg, evaluating 10 mg/kg arm

TOPAZ Age 2-12 Exploratory Analysis (Non-Ambulatory Type 2/3 SMA)

Analysis overview*:

- Pooled patients (n =16) of age 2-12 years from the intent-to-treat population of the two non-ambulatory cohorts
    1) Nusinersen initiated at age < 5 years: n = 8
    2) Nusinersen initiated at age $\geq$ 5 years: n = 8
- 12 months of apitegromab 20 mg/kg as add-on to background nusinersen
- Patients were all in chronic maintenance phase of nusinersen
- HFMSE change from baseline

*Exploratory, post hoc analysis

TOPAZ Age 2-12 Analysis* in Pooled Non-Ambulatory Cohorts
Transformative Potential as Add-on for Apitegromab

Non-Ambulatory Type 2/3 SMA (Apitegromab 20 mg/kg; Intent-to-Treat Population)	**Age 2-12 years (n=16)**
Mean HFMSE change from baseline (95% CI)	**+4.4 (1.3, 7.4)**
# (%) patients with ≥1-pt increase in HFMSE	**13/16 (81%)**
# (%) patients with ≥3-pt increase in HFMSE	**9/16 (56%)**

- Mean HFMSE increase of 4.4 points, with majority experiencing ≥ 3-point increases on top of background SMN therapy
- HFMSE gains also notable in subset of individuals in this analysis who had started background nusinersen at age ≥ 5: 75% (6/8) with ≥ 1-point increase and 50% (4/8) with ≥ 3-point increase

*Exploratory, post hoc analysis

SAPPHIRE (Phase 3) Trial Overview

Main Population

Patients (age 2-12) with Non-ambulatory Type 2/3 SMA

- Apitegromab (20 mg/kg IV q4w) + SMN upregulator — N = 52
- Apitegromab (10 mg/kg IV q4w) + SMN upregulator — N = 52
- Placebo + SMN upregulator — N = 52

52 weeks treatment

SAPPHIRE

- Randomized, double-blind, placebo-controlled, parallel arm design
- Add-on to background SMN therapy (enrolling patients on nusinersen as well as patients on risdiplam)
- Primary efficacy endpoint: mean HFMSE change from baseline at 12 months
- Study start-up activities commenced

SAPPHIRE Details

SAPPHIRE

Main population

- Age 2-12, non-ambulatory Type 2 and Type 3 SMA
- Chronic maintenance phase of SMN Rx (minimum prior duration of treatment before screening of 10 mo's for nusinersen or 6 mo's for risdiplam)
- Stratified randomization to ensure balanced allocation: 1) age at SMN Rx initiation (age < 5 vs age ≥ 5) 2) background SMN Rx (nusinersen vs. risdiplam)

Endpoints

- Primary efficacy: HFMSE
- Add'l efficacy measures: RULM, WHO, other outcome measures
- Safety, PK/PD, ADA

Analysis

- Topline readout based upon main efficacy population (age 2-12) and focused upon apitegromab 20 mg/kg* vs. placebo
- Interim analysis opportunity when ≥ 50% of patients in main efficacy population have completed 12 months

Additional Data Opportunities

- Open-label extension (after patients complete 12-month period); focused upon safety & exploratory longer-term efficacy
- Exploratory population (age 13-21): n=48 (2:1 randomization between apitegromab 20 mg/kg vs placebo, as add-on to background SMN Rx); focused upon safety & exploratory efficacy

*To control type I error caused by multiple comparisons, the efficacy analysis will first compare the apitegromab 20 mg/kg arm against placebo before any testing of apitegromab 10 mg/kg against placebo

Additional Therapeutic Opportunities May Be Pursued With Separate Development Strategies

Global disease with 30,000-35,000 affected in U.S. and Europe alone


Type 3
35%
Type 2
51%
Type 1
14%

C Ambulatory patients

- Smaller population but high unmet need as benefits of SMN regulators not well-established
- TOPAZ suggests potential clinical benefit in a subset of patients

A Apitegromab in non-ambulatory Type 2 and 3 SMA with background SMN upregulators

- Represents 2/3 of overall patients
- Patients already treated with or eligible for SMN upregulator therapy
- Improvements in motor function on top of SMN upregulators observed in TOPAZ

B Type 1 SMA, including those treated with gene therapy

- Highest incidence population and growing prevalence due to SMN upregulator treatment
- TOPAZ showed benefits of early treatment suggesting potential in Type 1 patients

SRK-181: Potential Transformative Backbone for a New Era of Cancer Immunotherapy

DRAGON

Significant Interest in Potential Role of TGFβ Inhibition in Immuno-Oncology

Nature (online), Feb. 14, 2018.

TGFβ attenuates tumour response to PD-L1 blockade by contributing to exclusion of T cells

Sanjeev Mariathasan, Shannon J. Turley, Dorothee Nickles, Alessandra Castiglioni, Kobe Yuen, Yulei Wang, Edward E. Kadel III, Hartmut Koeppen, Jillian L. Astarita, Rafael Cubas, Suchit Jhunjhunwala, Romain Banchereau, Yagai Yang, Yinghui Guan, Cecile Chalouni, James Ziai, Yasin Şenbabaoğlu, Stephen Santoro, Daniel Sheinson, Jeffrey Hung, Jennifer M. Giltnane, Andrew A. Pierce, Kathryn Mesh, Steve Lianoglou, Johannes Riegler, Richard A. D. Carano, Pontus Eriksson, Mattias Höglund, Loan Somarriba, Daniel L. Halligan, Michiel S. van der Heijden, Yohann Loriot, Jonathan E. Rosenberg, Lawrence Fong, Ira Mellman, Daniel S. Chen, Marjorie Green, Christina Derleth, Gregg D. Fine, Priti S. Hegde, Richard Bourgon & Thomas Powles

Cell — Article

Genomic and Transcriptomic Features of Response to Anti-PD-1 Therapy in Metastatic Melanoma

Authors
Willy Hugo, Jesse M. Zaretsky, Lu Sun, Douglas B. Johnson, Antoni Ribas, Roger S. Lo

Volume 165, Issue 1, 24 March 2016, Pages 35-44

February 2019: *"GSK and Merck KGaA, Darmstadt, Germany announce global alliance to jointly develop and commercialise M7824, a novel immunotherapy with potential in multiple difficult-to-treat cancers"*

- €300 million upfront and up to €3.7 billion total

NATURE REVIEWS | CLINICAL ONCOLOGY

TGFβ biology in cancer progression and immunotherapy

Rik Derynck, Shannon J. Turley and Rosemary J. Akhurst

July 24, 2020: https://doi.org/10.1038/ s41571-020-0403-1

June 2019: *"Merck to Acquire Tilos Therapeutics: Merck Gains Portfolio of Investigational Antibodies Modulating TGFβ"*

- $773 million total potential deal value

August 2020: *"Bristol Myers Squibb Enters Agreement to Acquire Forbius TGF-beta Program"*

Emerging Evidence Implicates TGFβ1 as Driving Primary Resistance to Checkpoint Inhibitors

Substantial % of solid tumors exhibit immune exclusion



High
TMB
Low
NSCLC
Melanoma
RCC
UBC
TNBC
Gastric
CRC MSS
Pancreatic
SCLC
HR+BC
Prostate
Tumor Type
Inflamed
Immune Excluded
Immune Desert
Immune Phenotype
Inflamed
Immune excluded
Immune desert

Cancer Genome Atlas RNAseq analysis of >10,000 samples spanning 33 tumor types*



TGFB1
TGFB2
TGFB3
bladder urothelial carcinoma
head & neck squamous cell carcinoma
kidney clear cell carcinoma
kidney papillary cell carcinoma
liver hepatocellular carcinoma
lung adenocarcinoma
skin cutaneous melanoma
stomach adenocarcinoma
acute myeloid leukemia
adrenocortical cancer
brain lower grade glioma
breast invasive carcinoma
cervical & endocervical cancer
cholangiocarcinoma
colon adenocarcinoma
diffuse large B-cell lymphoma
esophageal carcinoma
glioblastoma multiforme
kidney chromophobe
lung squamous cell carcinoma
mesothelioma
ovarian serous cystadenocarcinoma
pancreatic adenocarcinoma
pheochromocytoma & paraganglioma
prostate adenocarcinoma
scale
(% of patient samples (+) for TGFb isoform)
100
80
60
40
20
0

Human Tumor Analyses Reveal TGFβ1 as Most Likely Driver of TGFβ Signaling Pathway in Cancers

[1]Priti H, et al. Top 10 challenges in cancer immunotherapy. *Immunity.* 2020 Jan 14:52(1):17-35. https://doi.org/10.1016/j.immuni.2019.12.011.
*Source: National Cancer Institute - Cancer Genome Atlas Program.

SRK-181: Unique TGFβ1-Selective Approach to Overcoming Checkpoint Inhibitor Resistance

Scholar Rock's Target
SRK-181: Latent TGFβ1 Inhibitor



Traditional target:
"Mature" growth factor

- ✓ **Inhibits TGFβ1 pathway** - implicated in CPI resistance
- ✓ **Highly selective targeting** - avoids inhibiting latent TGFβ2 and TGFβ3 isoforms
- ✓ **Aimed at increasing therapeutic window** – potentially avoids toxicities associated with non-selective TGFβ inhibition
- ✓ **Therapeutic flexibility** - pair with any CPI and optimize dosing of each component of combination therapy

TGFβ1 Blockade with SRK-181-mIgG1 Rendered Preclinical Tumor Models Susceptible to Anti-PD1 Therapy

Melanoma (Cloudman S91) model: Combination treatment led to tumor regression and survival benefit

Tumor Regression: Monotherapy


SRK-181-mIgG1 (30 mg/kg QW)
Anti-PD1 (10 mg/kg BIW)
Tumor volume (mm3)
2000
1500
1000
500
0
0 14 28 42 56 70
Responders 0/12
3/12
Days after treatment initiation

Tumor Regression: Combination Therapy


Anti-PD1/SRK-181-mIgG1 (10 mg/kg QW)
Anti-PD1/SRK-181-mIgG1 (30 mg/kg QW)
2000
1500
1000
500
0
0 14 28 42 56 70
4/9
8/11
Days after treatment initiation

Survival Benefit


100
75
50
25
0
0 14 28 42 56 70
Days after treatment initiation
Control
SRK-181-mIgG1 (30 mg/Kg/wk)
Anti-PD1 (10 mg/Kg/2xwk)
Anti-PD1 + SRK-181-mIgG1 (3 mg/Kg/wk)
Anti-PD1 + SRK-181-mIgG1 (10 mg/Kg/wk)
Anti-PD1 + SRK-181-mIgG1 (30 mg/Kg/wk)

*P<0.01.
†P<0.05 Log-rank (Mantel-Cox test) vs anti-PD1.

Overcoming immune exclusion

Anti-PD1



Anti-PD1/ SRK-181-mIgG1 led to influx of CD8+ cells in preclinical bladder tumor model



Preclinical data published in *Science Translational Medicine*. Martin CJ, et al. *Sci Transl Med.* 2020 Mar 25;12(536):eaay8456.
https://scholarrock.com/platform/publications.

TGFβ1 Isoform Specificity of SRK-181 Improved Preclinical Toxicity Profile



Microscopic observations in heart
Valvulopathy
Atrium—Mixed cell infiltrate
Myocardium—Degeneration/necrosis
Myocardium—Hemorrhage
Myocardium—Mixed cell infiltrate, base
Coronary artery—Necrosis with inflammation
Cardiomyocyte—Necrosis/inflammatory cell infiltrate
Control
Vehicle
iv, qwk x 4
LY2109761
300 mg/kg
po, qd x 8
PanTGFβAb
30 mg/kg
iv, 1 dose
SRK-181
10 mg/kg
iv, qwk x 4
30 mg/kg
iv, qwk x 4
100 mg/kg
iv, qwk x 4
LEGEND
Unremarkable
Minimal
Slight
Moderate

Repeat dose pilot toxicology study in adult female Sprague Dawley rats:

- Cardiac findings were exhibited in animals dosed with a pan-TGFβ antibody or LY2109761 (inhibitor of ALK5, common TGFβ receptor kinase) as expected based on published data†
- No cardiotoxicities (valvulopathy) were noted with SRK-181
  - NOAEL for SRK-181 was the highest dose evaluated of 100 mg/kg QW

4-week GLP toxicology studies:

- Rats: NOAEL for SRK-181 was up to highest evaluated dose of 200 mg/kg QW
- Non-human primates: NOAEL for SRK-181 was up to highest evaluated dose of 300 mg/kg QW

Selectivity of SRK-181 offers potential to overcome toxicity and dose-limiting challenges of non-selective TGFβ pathway approaches

Preclinical data published in *Science Translational Medicine*. Martin CJ, et al. *Sci Transl Med* 2020 Mar 25;12(536): eaay8456.
†Source: Anderton MJ, et al. Induction of heart valve lesions by small-molecule ALK5 inhibitors. *Toxicol Pathol.* 2011:39: 916-924.; and Stauber AJ, et al. Nonclinical safety evaluation of a transforming growth factor β Receptor I kinase inhibitor in Fischer 344 rats and beagle dogs. *J Clin Pract.* 2014: 4:3.

SRK-181 Therapeutic Hypothesis: Potential Advantages of Latent TGFβ1 Inhibitor

	SRK-181*	Bifunctional TGFβ/CPI	ALK5 Inhibitor	Nonselective TGFβ antibody
Selectivity for TGFβ1: potential for wider therapeutic window and improved safety	✓	X	X	X
Ability to combine with any anti-PD-(L)1	✓	X	✓	✓
Ability to optimize dosing of each component of combination therapy	✓	X	✓	✓
Activity spatially distinct from anti-PD-(L)1 in tissue	✓	X	✓	✓

SRK-181 is an investigational product candidate currently being evaluated in DRAGON phase 1 clinical trial. The efficacy and safety of SRK-181 have not been established.

DRAGON Phase 1 POC Trial to Evaluate SRK-181's Ability to Overcome Primary Resistance to Checkpoint Inhibitors

DRAGON

Part A

A1: SRK-181 all-comers

- SRK-181 80 mg (n=1)
- SRK-181 240 mg (n=1)
- SRK-181 800 mg (n=3)
- SRK-181 1600 mg (n=3)
- SRK-181 2400 mg (n=3)
- SRK-181 3000 mg (n=3)*

A2: SRK-181+anti-PD-(L)1; non-responders to prior anti-PD-(L)1

- SRK-181 240 mg (n=3)
- SRK-181 800 mg (n=3)
- SRK-181 1600 mg (n=3)
- SRK-181 2400 mg (n=3)

Part B

SRK-181 + anti-PD-(L)1; non-responders to prior anti-PD-(L)1
n=up to 40/cohort

Cohort	Treatment
Cohort: Non-small cell lung cancer	SRK-181 + pembrolizumab
Cohort: Urothelial carcinoma	SRK-181 + pembrolizumab
Cohort: Cutaneous melanoma	SRK-181 + pembrolizumab
Cohort: Clear cell renal cell carcinoma**	SRK-181 pembrolizumab
Cohort: Other solid tumor types	SRK-181 + any anti-PD-(L)1

* A cohort of 2000 mg Q2W (n=3) was also evaluated.
**The clear cell RCC cohort will also explore the effects of SRK-181 in patients with relapsed response after anti-PD-(L)1 treatment.

NCT04291079 on www.clinicaltrials.gov.

DRAGON Part A: Dose Escalation Update and Safety Data

- Median number of prior lines of therapy was 4 (range 1, 9) for Part A1 and 4 (range 2, 6) for Part A2
- No dose-limiting toxicities have been observed with SRK-181 in Part A (as of Oct. 12, 2021), evaluating doses as high as the following thus far:
  - Part A1 : doses up to 3000 mg Q3W and 2000 mg Q2W as a monotherapy
  - Part A2: 1600 mg Q3W in combination with anti-PD-(L)1 therapy
- Most common (>10%) treatment-related TEAEs* of any grade were fatigue, decreased appetite, and nausea (Part A1) and rash maculo-papular (Part A2)

*TEAE = treatment-emergent adverse event

DRAGON Part A: Preliminary Pharmacokinetics (PK) Summary of SRK-181


Mean PK Profiles by Dose
Concentration (µg/mL)
5000
500
50
5
0.5
0
100
200
300
400
500
Time (hours)
Monotherapy
Combination Therapy
3000 mg
2400 mg
1600 mg
800 mg
240 mg
80 mg

- SRK-181 displayed typical monoclonal antibody PK characteristics
- Based on a power model, dose-proportional PK was observed for SRK-181
- The $T_{1/2}$ of SRK-181 was 5.4 to 10.7 days

DRAGON Part A: Preliminary Anti-Tumor Effects*


Part A1
Part A2
2400 mg q3w Ovarian
2400 mg q3w Ovarian
240 mg q3w Ovarian
2400 mg q3w Colorectal
2000 mg q2w Testicular
2000 mg q2w Pancreatic
2000 mg q2w Pancreatic
800 mg q3w Colorectal
1600 mg q3w Colorectal
800 mg q3w Prostate
3000 mg q3w Colorectal
1600 mg q3w Primary Unknown
3000 mg q3w Prostate
80 mg q3w Primary Unknown
1600 mg q3w Prostate
800 mg q3w Colorectal
2000 mg q2w SCC
3000 mg q3w Prostate
1600 mg q3w Colorectal
240 mg q3w Oropharynx
800 mg q3w RCC
1600 mg q3w RCC
800 mg q3w Liver
1600 mg q3w Melanoma
800 mg q3w NSCLC
240 mg q3w Oropharynx
1600 mg q3w RCC
240 mg q3w Uterine
1600 mg q3w RCC
Clinical cutoff date: September 7, 2021
Assessments:
Partial Response
Progressive Disease
Best reponse of PR
Best response of SD
Best response of PD
Not Evaluated
Ongoing
Discontinued
0 1 2 3 4 5 6 7 8 9
Months

Part A1 (n=19)

- 8 patients had best response of stable disease (SD)
- 3 ovarian cancer patients had best response of SD, with tumor regressions in 2 of these individuals

Part A2 (n=10)

- At 800 mg q3w, 1 partial response (PR) was observed in patient with anti-PD-1-resistant renal cell carcinoma (RCC)
- 4 patients had best response of SD including 1 oropharynx cancer patient with tumor regression

*Preliminary anti-tumor effects were assessed using RECIST1.1 and reported based upon local investigator reads

DRAGON Has Advanced to Part B to Test Proof of Concept for SRK-181 in Overcoming Anti-PD-(L)1 Resistance

- Part B dose selected based upon Part A data & PK modeling: 1500 mg q3w*
  - Estimated to offer drug exposure at levels exceeding those hypothesized as needed for anti-tumor effect based on preclinical data and PK modeling
- Part B encompasses multiple POC cohorts (enrolling up to 40 patients each)
  - Enrolling patients with primary resistance to anti-PD-(L)1 therapy
  - Enriched with solid tumor types for which it is hypothesized there may be higher potential for early efficacy signals based upon translational and preclinical insights
  - Additional Part B cohort of clear cell renal cell carcinoma (ccRCC) being added based on emerging insights, including preliminary data from Part A

*For patients receiving anti-PD-(L)1 therapy dosed at q2w frequency, SRK-181 will be dosed at 1000 mg q2w

NCT04291079 on www.clinicaltrials.gov.

2021 Momentum to Carry into 2022 Across Portfolio

2021 Q4	2022 Q1	Q2	Q3	Q4

Apitegromab Spinal Muscular Atrophy (SMA)

- SAPPHIRE Phase 3 Trial
- TOPAZ extension (*55 of the 57 patients who completed TOPAZ 12-month period continue to participate in the extension*)

Apitegromab Other Indications

- *Continued Studies to Explore Opportunities to Serve Broader SMA Population (e.g., Type 1 and ambulatory SMA)*
- *Multiple opportunities for additional myostatin-related indications beyond SMA and muscular dystrophies*

SRK-181 Immuno-Oncology and Oncology

Latent TGFβ1 Immune Cell Immuno-Oncology and Oncology

- DRAGON Part A: dose escalation and continued follow-up
- ★ SITC Poster
- DRAGON Part B: parallel POC evaluations in multiple tumor types
  - Melanoma
  - NSCLC
  - Urothelial Carcinoma
  - Other Solid Tumor Types
- *Multiple additional opportunities: 1) SRK-181 in oncology; 2) latent TGFβ1 immune cell in IO; 3) latent TGFβ1 immune cell in oncology*

Gilead Fibrosis collaboration

- Gilead fibrosis-focused TGFβ collaboration

Preclinical/ Platform

- Continue to discover and advance preclinical programs

Appendix

ScholarRock™

Apitegromab: Pairing the latent form with important translational insights

Scholar Rock's Guiding Principles for Neuromuscular Indication Selection	Key Characteristics of Spinal Muscular Atrophy (SMA)
Younger population	Genetic disorder with onset in childhood
At least partially intact innervation and no structural muscle abnormalities	Partial neural connectivity and atrophied muscles that largely retain structural integrity
Need for increase in fast-twitch muscle fibers	Substantial deficit in fast-twitch fibers
Clinical trial endpoint driven by fast-twitch fiber function	Fast-twitch fiber function has a prominent role in SMA outcome measures

Apitegromab: Muscle-Directed Therapy Aimed at Complementing SMN Upregulators



SMN upregulators prevent further degeneration of motor neurons
...but do not directly address muscle atrophy
Motor neuron degeneration
Muscle fiber atrophy
Apitegromab

Apitegromab is a muscle-directed approach aimed at improving motor function

- Myostatin is a negative regulator of skeletal muscle growth
- Apitegromab is a fully human, mAb that specifically binds to proforms of myostatin and inhibits myostatin activation

Adapted from images courtesy of the SMA Foundation

Apitegromab Phase 2 Trial Design

TOPAZ

Patients with Type 2 and 3 SMA

Key objectives: HFMSE and safety at 12 months

- Non-ambulatory Type 2 patients (ages ≥2) on chronic maintenance nusinersen (initiated <5 years of age)
- Apitegromab 2 mg/kg and 20 mg/kg IV Q4W + nusinersen

Key objectives: HFMSE and safety at 12 months

- Non-ambulatory Type 2/3 patients (ages 5-21) on chronic maintenance nusinersen (initiated ≥5 years of age)
- Apitegromab 20 mg/kg IV Q4W + nusinersen

Key objectives: RHS and safety at 12 months

- Ambulatory Type 3 patients (ages 5-21)
- Apitegromab 20 mg/kg IV Q4W monotherapy or with chronic nusinersen maintenance

Patients on background SMN therapy were in chronic maintenance phase of nusinersen (~5 mean maintenance doses at baseline)

55 of the 57* patients who completed TOPAZ 12-month period continue to participate in the extension

**Excludes one patient from Cohort 1 that discontinued from the trial*

Baseline Characteristics

Nusinersen-treated patients well into chronic maintenance phase

TOPAZ

	Non-Ambulatory, Ages ≥2 and initiated nusinersen <5 years			Non-Ambulatory, Ages 5-21	Ambulatory, Ages 5-21		
	20 mg/kg +nusinersen	2 mg/kg +nusinersen	Pooled	20 mg/kg +nusinersen	20 mg/kg monotherapy	20 mg/kg +nusinersen	Pooled
N	10	10	20	15	11	12	23
Mean age at baseline (min, max)	3.8 (2, 6)	4.1 (2, 6)	4.0 (2, 6)	11.7 (8, 19)	12.1 (7, 19)	13.1 (7, 21)	12.6 (7, 21)
Mean RHS score (min, max)					47.6 (26, 63)	51.3 (43, 62)	49.6 (26, 63)
Mean HFMSE score (min, max)	23.5 (14, 42)	26.1 (12, 44)	24.8 (12, 44)	22.7 (13, 39)			
Mean # of nusinersen maintenance doses (min, max)	**5.4 (3, 8)**	**5.5 (2, 9)**	**5.5 (2, 9)**	**5.1 (2, 9)**	**N/A**	**5.6 (2, 8)**	**N/A**
SMN2 Gene Copy* (#, %)							
2	1 (10%)	1 (10%)	2 (10%)		1 (9%)	0 (0%)	1 (4%)
3	8 (80%)	8 (80%)	16 (80%)	11 (73%)	4 (36%)	9 (75%)	13 (57%)
4	0 (0%)	1 (10%)	1 (5%)	2 (13%)	4 (36%)	1 (8%)	5 (22%)
Discontinuation(s)	0	0	0	0	0	1**	1**

*Data not available for all patients
**Patient who discontinued study for reasons unrelated to study drug
HFMSE=Hammersmith Functional Motor Scale Expanded; RHS=Revised Hammersmith Scale

Data on file. Scholar Rock, Inc. Cambridge, MA

Non-Ambulatory Type 2 Cohort:
Initiated nusinersen age <5

TOPAZ

Apitegromab (20 mg/kg) + nusinersen	n=8
Mean change from baseline in HFMSE (95% CI)	+7.1 (1.8, 12.5)
# (%) patients achieving:	
≥1-pt increase in HFMSE	7/8 (88%)
≥3-pt increase in HFMSE	5/8 (63%)
≥5-pt increase in HFMSE	5/8 (63%)
Baseline characteristics: mean (min, max)	n=10
Age	3.8 (2, 6)
HFMSE score	23.5 (14, 42)
# of nusinersen maintenance doses	5.4 (3, 8)

Sizable increases in HFMSE observed in patients already treated with chronic maintenance nusinersen

- 88% (7/8) improved
- 63% (5/8) with ≥5-point increase
- 38% (3/8) with >10-point increase
- Continuous and durable improvements observed through 12-months of treatment

Data on file. Scholar Rock, Inc. Cambridge, MA

Non-Ambulatory Type 2/3 Cohort:
Initiated nusinersen age ≥5

TOPAZ

Apitegromab (20 mg/kg) + nusinersen	Per Protocol Population* (n=13)	Intent-to-Treat Population (n=14)
Mean change from baseline in HFMSE (95% CI)	+1.2 (-0.5, 2.9)	+0.6 (-1.4, 2.7)
# (%) patients achieving:		
≥1-pt increase in HFMSE	9/13 (69%)	9/14 (64%)
≥3-pt increase in HFMSE	4/13 (31%)	4/14 (29%)
≥5-pt increase in HFMSE	2/13 (15%)	2/14 (14%)
Baseline characteristics: mean (min, max)	n=15	
Age	11.7 (8, 19)	
HFMSE score	22.7 (13, 39)	
# of nusinersen maintenance doses	5.1 (2, 9)	

Majority of patients improved in HFMSE (despite initiating background nusinersen age ≥5)

- ~2/3 with ≥1-point increase
- ~30% with ≥3-point increase
- Durability of effect observed through 12-months of treatment

*Patient had concomitant exposure to an acetylcholinesterase inhibitor, which was not permitted per the TOPAZ trial protocol
Data on file. Scholar Rock, Inc. Cambridge, MA

Majority of Ambulatory Patients Maintained or Improved in RHS Score from Baseline

	Apitegromab 20 mg/kg monotherapy	Apitegromab 20 mg/kg + nusinersen
Mean change from baseline in RHS (95% CI)	-0.4 (-3.9, 3.1)	-0.3 (-2.0, 1.4)
# (%) patients achieving:		
≥0-pt increase in RHS	6/11 (55%)	7/12 (58%)
≥1-pt increase in RHS	4/11 (36%)	5/12 (42%)
≥3-pt increase in RHS	3/11 (27%)	2/12 (17%)
Baseline characteristics: mean (min, max)	n=11	n=12
Age	12.1 (7, 19)	13.1 (7, 21)
HFMSE score	47.6 (26, 63)	51.3 (43, 62)
# of nusinersen maintenance doses	n/a	5.6 (2, 8)

Majority maintained or improved

- 57% (13/23) with ≥0-point increase
- 39% (9/23) with ≥1-point increase
- Up to 8-point increase observed
- Results contrast with declines typically observed with natural history of ambulatory patients

Data on file. Scholar Rock, Inc. Cambridge, MA

Pharmacokinetic and Pharmacodynamic Data are Supportive of Clinically Observed Effects

Pharmacokinetics* (PK)



TOPAZ Cohort 1 (20 mg/kg)
TOPAZ Cohort 2 (20 mg/kg)
TOPAZ Cohort 3 (20 mg/kg)
TOPAZ Cohort 3 (2 mg/kg)
Mean (±SD) SRK-015 Concentration (µg/mL)
10000
1000
100
10
1
0 28 56 84 112 140 168 196 224 252 280 308 336 364
Time (days)

- Dose-proportional and sustained drug exposure following chronic administration of apitegromab

Pharmacodynamics (PD)



Mean (±SD) Latent Myostatin Concentration (ng/mL)
10000
1000
100
10
1
0 28 56 84 112 140 168 196 224 252 280 308 336 364
Time (days)
TOPAZ Cohort 1 (20 mg/kg)
TOPAZ Cohort 2 (20 mg/kg)
TOPAZ Cohort 3 (20 mg/kg)
TOPAZ Cohort 3 (2 mg/kg)

- Both 2 mg/kg and 20 mg/kg doses yielded high levels of target engagement (>100-fold increase from baseline)
- 20 mg/kg dose offers relatively higher magnitude of target engagement than 2 mg/kg dose

High levels of target engagement achieved by both doses, with relatively higher absolute levels with high dose

*Starting at day 28, measures are pre-dose trough levels

Data on file. Scholar Rock, Inc. Cambridge, MA

HFMSE Improvements Observed Across Age Range of Non-Ambulatory Patients with Relatively Larger Gains from Earlier Treatment



HFMSE change from baseline
20
15
10
5
0
-5
Youngest
(2 years)
Oldest
(19 years)
Age of patient at baseline in TOPAZ

*Pooled cohorts of non-ambulatory patients treated with apitegromab 20 mg/kg and 2 mg/kg; excludes 4 patients who each missed 3 doses of apitegromab due to COVID-19-related site access restrictions and were not included in the primary (intent-to-treat) analysis.
Data on file. Scholar Rock, Inc. Cambridge, MA

ScholarRock

Increases in HFMSE Not Correlated with Duration of Prior Nusinersen Treatment


Change in HFMSE Not Correlated With Number of Nusinersen Maintenance Doses
(post-hoc analysis of TOPAZ non-ambulatory patients)
20
15
10
5
0
-5
-10
HFMSE change from baseline
# of maintenance nusinersen doses
2
(~10 months)
5
(~2 years)
9
(~3 years)

Further data suggesting increases in HFMSE may be attributable to apitegromab

- No correlation between duration of prior nusinersen treatment and change in HFMSE
- Patients in TOPAZ were already in chronic maintenance phase of nusinersen (mean of ~2 years at enrollment)

Data on file. Scholar Rock, Inc. Cambridge, MA

WHO Motor Development Milestone Achievements Further Support Apitegromab's Potential to Improve Motor Function

Non-ambulatory Type 2/3 Patients	Pooled	Initiated nusinersen age <5	Initiated nusinersen age ≥5
# of patients gaining ≥1 WHO motor milestone(s)	7/35	4/20	3/15

Following 12 months of apitegromab treatment...



Sitting without support
Hands & knees crawling
Standing with assistance
Walking with assistance
Standing alone
Walking alone

WHO motor milestone analysis included all patients who completed the 12-month treatment period, including 4 patients who missed 3 doses of apitegromab due to COVID-19-related site access restrictions. Median baseline score for both non-ambulatory cohorts was 1.0.
1 patient (initiated nusinersen age ≥5) gained 2 new motor milestones and 1 patient (initiated nusinersen age <5, 20 mg/kg) gained 3 new motor milestones
Pictures are not of patients with SMA and are not meant to be representative of patients with SMA. Data on file. Scholar Rock, Inc. Cambridge, MA.

ScholarRock

Inhibition of TGFβ1: Multipronged Approach for Immuno-Oncology

TGFβ1 is a key driver of immune system evasion by cancer cells



TGFβ1
Regulatory T cell
Tumor Associated Macrophage
Cancer Associated Fibroblasts (Stromal cells)
Tumor cells

- Pathway analysis in patient tumors points to TGFβ1 as major determinant of primary resistance to anti-PD-(L)1 therapy
- TGFβ1 creates 'immune excluded' tumor microenvironment

TGFβ1 Blockade with SRK-181-mIgG1 Rendered Preclinical Tumor Models Susceptible to Anti-PD1 Therapy

Bladder Cancer

Breast Cancer (TGFβ1/3 co-expressing)



SRK-181-mIgG1* (10 mg/kg QW)
Responders 0/12
Anti-PD1 (10 mg/kg BIW)
0/13
Anti-PD1/ SRK-181-mIgG1 (3 mg/kg QW)
4/14
Anti-PD1/ SRK-181-mIgG1 (10 mg/kg QW)
8/14
Control
Responders 0/9
Anti-PD1 (10 mg/kg BIW)
0/9
SRK-181-mIgG1* (10 mg/kg QW)
0/10
Anti-PD1/ SRK-181-mIgG1 (10 mg/kg QW)
5/10
Tumor volume (mm3)
Days after treatment initiation

Preclinical data published in *Science Translational Medicine*. Martin CJ, et al. *Sci Transl Med.* 2020 Mar 25;12(536):eaay8456. https://scholarrock.com/platform/publications/.

SRK-181-mIgG1 is the murine version of SRK-181; responder defined as tumor size <25% endpoint volume at study end.